UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2004

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14303	36-3161171
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

1840 Holbrook Avenue, Detroit, Michigan	48212-3488
(Address of principal executive offices)	(Zip Code)

(313) 974-2000
(Registrant’s telephone number,
including area code)

SIGNATURES
EXHIBIT INDEX
Press Release dated February 3, 2004
Press Release dated February 5, 2004

Item 5. Other Events.

     On February 3, 2004, American Axle & Manufacturing Holdings, Inc. (Holdings) issued a press release announcing that its Board of Directors approved a share repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and, other than the forward-looking information contained therein, is hereby “filed” with the Securities and Exchange Commission (Commission) under the Securities Exchange Act of 1934, as amended.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1	Press Release of American Axle & Manufacturing Holdings, Inc., dated February 3, 2004

Exhibit 99.2	Press Release of American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc. dated February 5, 2004

Item 9. Regulation FD Disclosure.

     On February 5, 2004, American Axle & Manufacturing Holdings, Inc. (Holdings) and American Axle & Manufacturing, Inc. (AAM) issued a press release announcing the planned private offerings of senior notes and convertible senior notes. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain statements contained in the attached documents are “forward-looking statements” and relate to the plans, projections or future performance of AAM and Holdings. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on our current expectations, are inherently uncertain, are subject to risks and should be viewed with caution. Actual results and experience may differ materially from the forward-looking statements as a result of many factors, including but not limited to: adverse changes in the economic conditions or political stability of our principal markets (particularly North America, Europe and South America); reduced demand of customers’ products, particularly light trucks and SUVs produced by GM and DaimlerChrysler’s heavy-duty Dodge Ram full-size pickup trucks, or the Dodge Ram program; reduced purchases of products by GM, DaimlerChrysler or other customers; the ability to respond to changes in technology or increased competition; supply shortages or price fluctuations in raw materials, utilities or other operating supplies; the ability to attract and retain key associates; the ability to maintain satisfactory labor relations and avoid work stoppages; risks of noncompliance with environmental regulations; liabilities arising from legal proceedings to which AAM and Holdings are or may become a party or claims against AAM and Holdings or their products; availability of financing for working capital, capital expenditures, research and development or other general corporate purposes; adverse changes in laws, government regulations or market conditions affecting AAM and Holdings’ products or their customers’ products (including the Corporate Average Fuel Economy regulations); and other unanticipated events and conditions that may hinder AAM and Holdings ability to compete. It is not possible to foresee or identify all such factors and AAM and Holdings make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Registrant)

Date: February 6, 2004	By:	/s/	Robin J. Adams

Robin J. Adams
Executive Vice President — Finance &
Chief Financial Officer
(also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release dated February 3, 2004

99.2	Press Release dated February 5, 2004